UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2011

BLACK TUSK MINERALS INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street Vancouver, British Columbia Canada	V6P 5T2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (360) 930-3910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Black Tusk Minerals Inc. (the “Company”)  has issued the press releases attached hereto as Exhibit 99.1

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is intended to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated December 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Tusk Minerals Inc.
(Registrant)

Dated: December 22, 2011	By: /s/ “Gavin Roy”
Gavin Roy President

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated December 21, 2011